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                                                                    Exhibit 99.2

FAQ: PLAN OF REORGANIZATION - EQUITY HOLDERS
--------------------------------------------------------------------------------
AUGUST 7, 2003

Forward Looking Statements. This communication contains forward-looking statements about Peregrine and its plan of reorganization. Such statements are based on management's beliefs and certain assumptions, estimates and projections. As a result, such statements are subject to numerous risks and significant uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Consequently, such statements should not be regarded as a representation or warranty by Peregrine that such results will be realized. Peregrine disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from such forward-looking statements are discussed in the following sections:

      - Where can I find information about Peregrine's financial performance and its current business operations?;

      - Where can I find further information about Peregrine's plan of reorganization?;

      -     What risk factors should I be aware of?; and

      - the Forward Looking Statements section, at the close of this FAQ notice.

WHEN DOES PEREGRINE EMERGE FROM ITS CHAPTER 11 REORGANIZATION?
The effective date for Peregrines Plan of Reorganization is August 7, 2003 (the "Effective Date"). The company's Fourth Amended Plan of Reorganization, as Modified, Dated July 14, 2003 (the "Plan") was confirmed by the Bankruptcy Court for the District of Delaware in an order dated July 18, 2003.

DID CREDITORS AND STOCKHOLDERS AGREE TO PEREGRINE'S MODIFIED PLAN?
The Plan was modified to reflect a consensus among all major constituencies in the company's reorganization, including the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders (the "Equity Committee").

HOW MANY SHARES OF NEW COMMON STOCK ARE BEING ISSUED IN THE REORGANIZED COMPANY? Under the provisions of the Plan, shares of Old Common Stock in Peregrine (ticker symbol: PRGNQ) are canceled at the close of business on the Effective Date. Also on the Effective Date, Peregrine is issuing 15 million shares of New PSI Common Stock in the reorganized company (CUSIP No. 71366Q 20 0). In addition, 2.65 million shares of New PSI Common Stock are being set aside for future issuance under the 2003 Equity Incentive Plan. The New PSI Common Stock will trade over-the-counter under a new ticker symbol to be assigned by Nasdaq Market Operations and Participants Services ("Nasdaq Market Operations"). Nasdaq Market Operations will also determine when and how trading in the New PSI Common Stock will take place.


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WHAT DO I NEED TO DO TO RECEIVE ANY NEW PSI COMMON STOCK TO WHICH I MAY BE
ENTITLED?
If you hold shares of the Old PSI Common Stock at the close of business on the Effective Date your shares of Old PSI Common Stock are canceled and in exchange you have a right to certain distributions that may include shares of New PSI Common Stock as well as other interests discussed below. Other than being a holder of Old PSI Common Stock on the Effective Date, you do not have to take any action to maintain your right to such distributions. Peregrine's transfer agent, Mellon Investor Services, will retain a list of such holders at the close of business on the Effective Date and all distributions, if any, made to holders of Old PSI Common Stock will be made to the persons on that list. Mellon will send a transaction notice to you following the date on which shares have been entered in your name on the Company's books and records that are maintained by Mellon.

DO I NEED TO TAKE ANY ACTION NOW TO RECEIVE ANY DISTRIBUTIONS OF NEW PSI COMMON STOCK THAT I MAY BE OWED?
You need not surrender any stock certificates evidencing the Old PSI Common Stock, and there is no other action you need take at this time to receive the distributions to which you are entitled under the Plan.

HOW MANY SHARES OF NEW PSI COMMON STOCK WILL I RECEIVE?
Pursuant to the Plan, in accordance with applicable bankruptcy law, holders of the Old PSI Common Stock and certain securities litigation claimants have been placed into the same "class" - Class 9. Under the Plan, the members of Class 9 are entitled to receive, among other things, their pro rata share of the "Class 9 Reserve" and, if applicable, the "Class 7/9 Reserve". (For an explanation of the "Class 9 Reserve" and the "Class 7/9 Reserve", see the section "How will the New PSI Common Stock in the reorganized company be divided?") However, as a practical matter, the division of such stock between the holders of Old PSI Common Stock on the one hand and securities litigation claimants on the other hand cannot be made at this point for several reasons. Peregrine believes that this division of stock in the Class 9 Reserve and, if applicable, the Class 7/9 Reserve will depend on whatever settlement or agreement can be worked out by the two main constituencies in Class 9, as represented by the Equity Committee prior to the Effective Date (and the Post-Emergence Equity Committee after the Effective Date) and plaintiffs in the pending class action securities litigation. These parties have been in settlement negotiations. In the event that a settlement or other agreement cannot be worked out by these parties, this matter will be resolved by the Bankruptcy Court. Based on the foregoing, at this time, we are unable to advise you as to how many shares of New PSI Common Stock you will receive, if any, or when you will receive those shares. Any estimate of the number of shares you may receive would be highly uncertain at this point.

You should be aware, however, that if you do receive shares of New PSI Common Stock, the number of shares that you receive would likely be a small fraction of the number of shares of Old PSI Common Stock you held on the Effective Date due to the following factors:


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      -     The fewer number of shares of New PSI Common Stock that will be outstanding following the Effective Date (15 million) compared to the number of shares of Old PSI Common Stock that will be canceled (approximately 197.4 million);

      - The allocation of most of the shares of New PSI Common Stock (between 63% and 67%) to holders of Peregrine bonds (Class 7 under the Plan); and

      - The potential division of the remaining 33% to 37% of the shares of New PSI Common Stock between the two main constituencies in Class 9 -- the holders of Old PSI Common Stock on the one hand and certain securities litigation claimants on the other hand.

In addition, fractional shares will not be issued and the number of shares you receive will be rounded down to the nearest whole number.

You should also be aware that, depending upon the outcome of the settlement discussions between the two main constituencies in Class 9, it is possible, although unlikely, that you will not receive any shares of New PSI Common Stock. You and other shareholders would receive notice of any potential settlement that may be reached between the two main constituencies in Class 9, and any such settlement would be subject to Bankruptcy Court approval.

WHAT WILL HAPPEN TO MY PEREGRINE STOCK IN THE REORGANIZED COMPANY?
The Old PSI Common Stock is canceled as of the close of business on the Effective Date. In exchange, persons in Class 9 will receive up to 4,950,000 shares of the reorganized company's New PSI Common Stock (33% of the reorganized company). Class 9 includes those persons who held shares of Old PSI Common Stock at the close of trading on the Effective Date, together with persons described in the Plan who have claims pending against the company based on prior purchases of Old PSI Common Stock, as well as certain other subordinated claims. As discussed above, the allocation of the shares between the securities litigation claimants on the one hand and the holders of Old PSI Common Stock on the other hand will likely depend on the outcome of settlement negotiations between the Equity Committee (representing the holders of Old PSI Common Stock) and representatives of the securities litigation claimants. (The Equity Committee will be dissolved shortly after the Effective Date, and the Post-Emergence Equity Committee after the Effective Date would carry on any such settlement negotiations.) If these parties are unable to reach a negotiated settlement, the allocation will be decided by the Bankruptcy Court.

In addition, Class 9 may receive up to an additional 600,000 shares of the reorganized company's New PSI Common Stock (4% of the reorganized company), depending on the final amount of Allowed Class 8 Claims (general unsecured claims). As set forth in the Plan, in some circumstances, some, most or all of these additional shares may be distributed to bondholders in Class 7, rather than the shareholders and securities litigation claimants in Class 9. The allocation of any additional shares from the Class 7/9 Reserve will also likely be subject to the negotiations between the Equity Committee and representatives of the securities litigation claimants.


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In addition to shares of New PSI Common Stock, Class 9 will have the right to receive cash proceeds, if any, that may be generated from certain potential litigation claims of Peregrine that will be transferred to an independent Litigation Trust provided for in the Plan (see below). The allocation of these trust proceeds, if any, may also be subject to negotiation between the Equity Committee and representatives of the securities litigation claimants.

HOW WILL THE NEW PSI COMMON STOCK IN THE REORGANIZED COMPANY BE DIVIDED?
The Plan provides for the New PSI Common Stock to be divided between holders of Class 7 Claims (Peregrine bondholders) and holders of Class 9 Claims (stockholders, securities litigation claimants and certain other subordinated claimants) in the following way:

- Bondholders in Class 7 receive in the aggregate 63% of the stock (9,450,000 shares) (the "Class 7 Reserve").

- Stockholders and securities litigation claimants in Class 9 will receive an aggregate 33% of the stock (4,950,000 shares) (the "Class 9 Reserve"); provided, however, that the actual division of stock between the stockholders on the one hand and the securities litigation claimants on the other hand will likely be decided in a settlement between the Equity Committee and representatives of securities litigation claimants. (The Equity Committee will be dissolved shortly after the Effective Date, and the Post-Emergence Equity Committee after the Effective Date will carry on any such settlement negotiations.) In the event that this division cannot be consensually resolved, this matter will be determined by the Bankruptcy Court.

- 4% of the stock (600,000 shares) (the "Class 7/9 Reserve") is reserved for later distributions to either Class 7 Claims or Class 9 Claims or both.

Under the Plan, the shares in the Class 9 Reserve and the Class 7/9 Reserve will be held by the Stock Disbursing Agent for final distribution and will be considered issued and outstanding as of the Effective Date. Until they are distributed in accordance with the Plan, shares in the Class 9 Reserve and the Class 7/9 Reserve will be voted by the Stock Disbursing Agent in accordance with instructions given by the Post-Emergence Equity Committee which shall be formed as of the Effective Date. Peregrine has agreed to serve as the Stock Disbursing Agent under the Plan.

In addition to the shares to be issued to the bondholders in Class 7 and the stockholders and securities claimants in Class 9, 2.65 million shares of New PSI Common Stock have been reserved for issuance under Peregrine's 2003 Equity Incentive Plan. The percentages set forth above do not account for the potential dilution from the issuance of shares of New PSI Common Stock under the 2003 Equity Incentive Plan.

The New PSI Common Stock will be trading over-the-counter under a new ticker symbol to be assigned by Nasdaq Market Operations.


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HOW WILL THE NEW PSI COMMON STOCK BE DIVIDED BETWEEN STOCKHOLDERS AND SECURITIES
LITIGATION CLAIMANTS IN CLASS 9?
As noted above, settlement discussions are underway between the Equity Committee and representatives of the securities litigation claimants. The Bankruptcy Court must approve any settlement that may be reached by these two main constituencies in Class 9. If these parties are unable to reach a negotiated settlement, the Bankruptcy Court will decide the allocation.

HOW WILL STOCKHOLDERS IN CLASS 9 SHARE IN THE CLASS 7/9 RESERVE NOTED ABOVE? Class 9 will be eligible to receive up to an additional 600,000 shares of New PSI Common Stock (equivalent to 4% of the reorganized company), depending on the amount of General Expense claims (Class 8) and other factors. Distributions of these shares will be on a quarterly basis, commencing with a first distribution on or before October 31, 2003, if practicable. However, distributions from the Class 7/9 Reserve to Class 9 Claims, including holders of Old PSI Common Stock, will not take place until a settlement between the Post-Emergence Equity Committee and representatives of securities litigation claimants is reached or some other resolution is adjudicated by the Bankruptcy Court.

WHO ARE THE SECURITIES LITIGATION CLAIMANTS THAT MAY BE SHARING IN THE DIVISION OF NEW STOCK AND PROCEEDS, IF ANY, FROM THE LITIGATION TRUST?
Certain securities litigation claimants may share in the Class 9 Reserve and the Class 9 share, if any, of the Class 7/9 Reserve, as a result of class action lawsuits brought on behalf of purchasers of Old PSI Common Stock at various times between July 22, 1999 and May 3, 2002. The lawsuits alleged violations of securities laws. Settlement discussions are underway between the Equity Committee and representatives of the securities litigation claimants to agree on division of stock and proceeds, if any, from the Litigation Trust. Any agreement would require Bankruptcy Court approval. If the parties to the settlement discussions cannot reach an agreement, the division of the Class 9 Reserve and the Class 9 share, if any, of the Class 7/9 Reserve would be adjudicated by the Bankruptcy Court.

WHEN WILL THAT SETTLEMENT BE REACHED?
Peregrine cannot say precisely if and when a settlement between the Equity Committee and securities litigation claimants will be completed. Negotiations are currently underway between the Equity Committee and representatives for the securities litigation claimants. The Plan does not set a deadline for when settlement must be reached. If the parties to the settlement discussions cannot reach an agreement, the division of the Class 9 Reserve and the Class 9 share, if any, of the Class 7/9 Reserve would be adjudicated by the Bankruptcy Court.

SINCE SHARES OF NEW PSI COMMON STOCK THAT ARE IN THE CLASS 9 RESERVE AND THE CLASS 7/9 RESERVE WILL NOT BE DISTRIBUTED ON THE EFFECTIVE DATE, WHAT WILL HAPPEN TO THEM?
Under the Plan, until the apportionment of the shares in the Class 9 Reserve and the Class 7/9 Reserve is resolved, the shares are considered issued and outstanding as of the Plan's


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Effective Date and will be held in book entry form by the Stock Disbursing
Agent. In addition, a Voting and Distribution Agreement will be executed between the Stock Disbursing Agent, Peregrine, and the Post-Emergence Equity Committee as called for by the Plan that obligates the Stock Disbursing Agent to vote the shares it holds pursuant to instructions given by said Committee. Peregrine has agreed to serve as the Stock Disbursing Agent under the Plan. Once the Bankruptcy Court has approved a settlement or other resolution, the stock in the Class 9 Reserve will be distributed by Peregrine in its role as Stock Disbursing Agent in accordance with the terms of any such settlement or resolution. There is no deadline as to when any such settlement or resolution must be reached and the Class 9 Reserve distributed.

Under the Plan, until shares from the Class 7/9 Reserve are distributed, the Post-Emergence Equity Committee will likewise provide instructions to the Stock Disbursing Agent on how undistributed shares in the Class 7/9 Reserve are to be voted should any vote of Peregrine stockholders occur prior to such distribution. Therefore, Peregrine, in its role as Stock Disbursing Agent under the Plan, will cast votes for the shares in both the Class 9 Reserve and the Class 7/9 Reserve as instructed by the Post-Emergence Equity Committee until the shares in those reserves are distributed in accordance with the Plan.

ONCE THAT SETTLEMENT IS REACHED OR ADJUDICATED, WILL I RECEIVE ALL OF THE SHARES OF NEW PSI COMMON STOCK TO WHICH I AM ENTITLED?
Because holders of Old PSI Common Stock may be entitled to receive shares of New PSI Common Stock from two separate reserves, the Class 9 Reserve and the Class 7/9 Reserve, that are each subject to separate sets of conditions, it is possible that you may not receive all of the shares of New PSI Common Stock to which you are entitled when a settlement or other resolution is reached. It is possible that you will receive shares from the Class 9 Reserve and/or the Class 7/9 Reserve at a time agreed to in such settlement or at a later date in accordance with the Court's resolution. However, in all likelihood, you will not receive any shares from either the Class 9 Reserve or the Class 7/9 Reserve until a settlement between the Equity Committee and representatives of the securities litigation claimants is reached or other resolution is ordered by the Bankruptcy Court.

OTHER THAN MY PRO RATA SHARES, IF ANY, OF NEW PSI COMMON STOCK ISSUED FROM THE CLASS 9 RESERVE AND THE CLASS 7/9 RESERVE DISCUSSED ABOVE, WILL I RECEIVE ANYTHING ELSE IN EXCHANGE FOR THE CANCELLATION OF MY SHARES OF OLD PSI COMMON STOCK?
Subject to any settlement that may be reached between the Equity Committee and the securities litigation claimants, holders of Old PSI Common Stock may also receive a pro rata interest in cash proceeds, if any, from certain potential litigation claims of Peregrine. With limited exceptions, Peregrine's potential rights, claims and causes of action against third parties (including any potential claims against former directors, officers or professional firms formerly engaged by Peregrine) will be transferred to an independent Litigation Trust, which is provided for in the Plan. This trust will be charged with evaluating the merits of such claims and supervising their prosecution, if prosecution is appropriate. After payment of litigation trust expenses and other costs, proceeds generated by any such litigation would be shared by Class 9 in a manner to be determined


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by any settlement between the Equity Committee and the securities litigation claimants. Because the apportionment of interests in the Litigation Trust would be subject to the terms of any settlement and due to the inherently uncertain nature of litigation, there can be no assurance regarding when or if holders of Old PSI Common Stock will ultimately receive any cash proceeds from the Litigation Trust.

WILL SHARES OF NEW PSI COMMON STOCK BE LISTED ON A STOCK EXCHANGE?
New PSI Common Stock is expected to initially trade over-the-counter. Under the Plan, Peregrine shall also use commercially reasonable efforts to list the New PSI Common Stock on a national securities exchange or cause the New PSI Common Stock to be quoted on the Nasdaq National Market System. We are presently unable to predict when or if such listing will occur.

WHEN WILL TRADING IN NEW PSI COMMON STOCK COMMENCE?
Nasdaq Market Operations will determine the timing and the methods pursuant to which trading in New PSI Common Stock will commence. We advise you to check with your stockbroker to determine when and how trading will take place in the New PSI Common Stock. You should be aware, however, that shares of New PSI Common Stock that may be issued to you from the Class 9 Reserve and the Class 7/9 Reserve will not be issued directly to your brokerage account, but will instead be issued through Peregrine's transfer agent, Mellon Investor Services, Direct Registration System. (See information below).

In determining whether to trade in New PSI Common Stock, you should also be aware that there is limited information available regarding Peregrine's current and historical financial and operating results. We strongly advise you to consider carefully the answers to the following questions discussed below:

      - Where can I find information about Peregrine's financial performance and its current business operations?;

      - Where can I find further information about Peregrine's plan of reorganization?;

      -     What additional risk factors should I be aware of?; and

      - the Forward Looking Statements section, at the close of this FAQ notice.

Due to the factors discussed in these sections, we believe that trading in New PSI Common Stock would be highly speculative.

In addition, if you are considering trading in New PSI Common Stock on the basis of your current holdings in Old PSI Common Stock before you receive your distribution, if any, of New PSI Common Stock, we strongly advise you that such trading would be highly speculative because we are unable to estimate the number of shares of New PSI Common Stock you may receive and it is possible, although unlikely, that you may not receive any shares of New PSI Common Stock. See the answer above to the question - "How many shares of New PSI Common Stock will I receive?"


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WILL SHARES OF NEW PSI COMMON STOCK TRADE BEFORE I RECEIVE ANY SHARES ISSUABLE
TO ME FROM THE CLASS 9 AND THE CLASS 7/9 RESERVES?
Shares of New PSI Common Stock are issuable as of the Effective Date to bondholders from the Class 7 Reserve pursuant to the Plan whereas the shares issuable to you from the Class 9 Reserve and the Class 7/9 Reserve will not be issued until it becomes practicable to do so. That is, the precise allocation of the Class 9 Reserve and the Class 9 share, if any, of the Class 7/9 Reserve between the holders of Old PSI Common Stock on the one hand and securities litigation claimants on the other hand will likely depend on the Equity Committee prior to the Effective Date (and the Post-Emergence Equity Committee after the Effective Date) and representatives of the securities litigation claimants reaching a settlement. If such a settlement is not reached, the allocation of this stock will be resolved by the Bankruptcy Court (see above). Therefore, subject to the determination by Nasdaq Market Operations regarding when and how trading in the New PSI Common Stock will occur, trading in the shares of New PSI Common Stock issued from the Class 7 Reserve may commence prior to any distributions to you. However, any such trading will not affect your rights to receive shares of New PSI Common Stock from the Class 9 Reserve and the Class 7/9 Reserve or the amount of any such shares, if any, issuable to you.

If you are considering trading in New PSI Common Stock on the basis of your current holdings in Old PSI Common Stock before you receive your distribution, if any, of New PSI Common Stock, we strongly advise you that such trading would be highly speculative because we are unable to estimate the number of shares of New PSI Common Stock you may receive and it is possible, although unlikely, that you may not receive any shares of New PSI Common Stock. See the answer above to the question "How many shares of New PSI Common Stock will I receive?"

IF I SELL MY SHARES OF NEW PSI COMMON STOCK IF AND WHEN THEY ARE DISTRIBUTED FROM THE CLASS 9 RESERVE, WILL I STILL RETAIN MY RIGHT TO RECEIVE LATER DISTRIBUTIONS FROM THE CLASS 7/9 RESERVE, IF ANY, AND CASH PROCEEDS FROM THE INDEPENDENT LITIGATION TRUST, IF ANY?
Peregrine's transfer agent, Mellon Investor Services, will retain a list of the holders of Old PSI Common Stock at the close of trading on the Effective Date and that list will not be modified to reflect later transactions in New PSI Common Stock. All distributions, if any, made to holders of Old PSI Common Stock will be made to the persons on that list. In addition, that list will be made available to the Litigation Trust for use in determining persons eligible to receive an interest in the Litigation Trust.

Therefore, even if you sell shares of New PSI Common Stock distributed to you, if any, from the Class 9 Reserve, any rights or interests that you may have in future distributions, if any, of New PSI Common Stock, or in the Litigation Trust, will be distributed to you in accordance with the Plan and/or any Court-approved settlement, and will not be affected by any sale of shares of New PSI Common Stock that you may receive. As discussed above, however, there can be no assurances whether there will be any initial or subsequent distributions to the holders of Old PSI Common Stock.


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WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO ME OF THE DISTRIBUTIONS OF
THE SHARES OF NEW PSI COMMON STOCK AND POSSIBLE OTHER CONSIDERATION?
You should not be taxable on the receipt of your share, if any, of the New PSI Common Stock distributed from the Class 9 Reserve. Some portion of any distributions of any New PSI Common Stock you may receive from the Class 7/9 Reserve will be taxable to you as interest income, while the remainder of any such distributions should be nontaxable to you. Although there is some uncertainty as to how and when to account for this interest income, we believe you should be taxable only when you receive that New PSI Common Stock and then only to the extent the fair market value of the New PSI Common Stock received (measured on the date of receipt) exceeds the discounted present value of that New Common Stock. The discounted present value of any New Common Stock you might receive from the Class 7/9 Reserve should be determined by discounting the fair market value of that New PSI Common Stock (measured on the date of receipt) by the appropriate "applicable federal rate", assuming compounding, from the date the New PSI Common Stock is received to the Effective Date.

The tax treatment of the right to receive possible future payments from the Litigation Trust is uncertain. The IRS may assert that you are taxable immediately on the value of such right. In addition, if you are not required to realize taxable income until you receive a distribution from the Litigation Trust, a portion of such distribution may be characterized as interest for federal income tax purposes.

The U.S. federal income tax consequences to holders of the Old PSI Common Stock are complex and depend upon a number of factors. You are urged to consult with your own tax advisors regarding the tax treatment of the distributions.

IF I RECEIVE SHARES OF NEW PSI COMMON STOCK, WILL THEY BE IN CERTIFICATED OR BOOK-ENTRY FORM?
The Company's transfer agent, Mellon Investor Services, will maintain the New PSI Common Stock in book-entry form under its Direct Registration System. This book-entry form of ownership permits stockholders to own, record and transfer shares electronically, without having a physical stock certificate issued. Shares of New PSI Common Stock that may be issued to you, if any, will be held in your name and recorded electronically on the company's books and records, which are maintained by Mellon Investor Services. Under this system, you will have all the traditional rights and privileges afforded stockholders with your stock directly registered to your name. If you wish to have a physical stock certificate, you may request one. After shares of New PSI Common Stock, if any, have been issued to you through the Direct Registration System, you may also request to have the shares transferred to your brokerage account. If and when New PSI Common Stock is issued under the Direct Registration System, further information on that system will be made available to you.

WHERE CAN I FIND INFORMATION ABOUT PEREGRINE'S FINANCIAL PERFORMANCE AND ITS CURRENT BUSINESS OPERATIONS?
There is limited information available regarding Peregrine's current and historical financial and operating results. Trading in our securities is highly speculative and risky.


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
Information that may be relevant to persons trading in our securities includes the following:

- On April 4, 2003, we filed with the SEC on Form 8-K audited financial results for fiscal years 2002, 2001 and 2000. These results restated previously reported results for the first three quarters of fiscal 2002 and all of fiscal years 2001 and 2000. We have not published restated quarterly results for quarters within the restatement period or issued quarterly results for quarters subsequent to the restatement period (i.e., for the quarters ended June 30, 2002, Sept. 30, 2002, and Dec. 31, 2002). We have not filed with the SEC amended Form 10-Q reports or Form 10-K reports for periods covered by the restatement, and we have not filed a Form 10-K for the periods ended March 31, 2002 or 2003, or a Form 10-Q report for the periods ended June 30, 2002, Sept. 30, 2002, Dec. 31, 2002 and June 30, 2003.

- The most recently filed discussion describing our business is contained in the Disclosure Statement, dated May 29, 2003, which was amended or superceded in certain respects by the Fourth Amended Plan of Reorganization which was filed on July 14, 2003, and the Confirmation Order which was entered by the Bankruptcy Court on July 18, 2003. Section VII of the Disclosure Statement outlines several risk factors relating to us, our business and the bankruptcy proceeding. The Disclosure Statement is attached as Exhibit T3E-1 to the Application for Qualification on Form T-3 we filed with the SEC on July 7, 2003. The Fourth Amended Plan of Reorganization and the Confirmation Order are attached as Exhibits 2.1 and 2.2, respectively, to the Form 8-K we filed with the SEC on July 18, 2003. Because certain information in the Disclosure Statement has been amended or superceded by information contained in Fourth Amended Plan of Reorganization and the Confirmation Order, the Disclosure Statement must be read in conjunction with such documents.

WHERE CAN I FIND FURTHER INFORMATION ABOUT PEREGRINE'S PLAN OF REORGANIZATION? The Disclosure Statement, dated May 29, 2003, which was amended or superceded in certain respects by the Fourth Amended Plan of Reorganization which was filed on July 14, 2003, and the Confirmation Order which was entered by the Bankruptcy Court on July 18, 2003. Section VII of the Disclosure Statement outlines several risk factors relating to us, our business and the bankruptcy proceeding. The Disclosure Statement is attached as Exhibit T3E-1 to the Application for Qualification on Form T-3 we filed with the SEC on July 7, 2003. The Fourth Amended Plan of Reorganization and the Confirmation Order are attached as Exhibits 2.1 and 2.2, respectively, to the Form 8-K we filed with the SEC on July 18, 2003. Because certain information in the Disclosure Statement has been amended or superceded by information contained in Fourth Amended Plan of Reorganization and the Confirmation Order, the Disclosure Statement must be read in conjunction with such documents.

In addition, the Form 8-K we filed on July 18, 2003 regarding approval of our Plan of Reorganization includes statements regarding (a) the timing of the initial or any interim or final distribution of New PSI Common Stock, (b) the amount of cash, the number of shares of New PSI Common Stock, and the principal amount of Reorganization Notes to


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
which our creditors are entitled and (c) the amount of New PSI Common Stock that holders of claims against or interests in Peregrine are eligible to receive.

WHAT RISK FACTORS SHOULD I BE AWARE OF?
You should be aware of the factors discussed in Disclosure Statement and in the SEC filings referenced above. In addition, factors that could cause actual results to differ materially from the statements contained herein include, but are not limited to, the following (capitalized terms that are not otherwise defined in this release are as defined in the Fourth Amended Plan of Reorganization and/or the Confirmation Order attached as Exhibits 2.1 and 2.2, respectively, to the Form 8-K we filed on July 18, 2003):

- the ability to determine the number of shares of New PSI Common Stock to be distributed by Peregrine in its role as the Stock Disbursing Agent on the schedule set forth in the Plan;

-     the amount of Class 8 Obligations in our Chapter 11 proceeding;

- any election by the Company to extend the deadline by which the final distribution of New PSI Common Stock from the Class 7/9 Reserve must be made;

- the effect of any dispute with the Post-Emergence Equity Committee or others regarding the allocation of the Initial Class 9 Securities and the Reserved New PSI Common Stock between classes of claimants and interest holders under the Plan or the number of shares of the Initial Class 9 Securities and the Reserved New PSI Common Stock distributable under the Plan;

-     the effect of rounding on a holder's Pro Rata share of distributions;

- the inability of Peregrine to satisfy any applicable requirements for trading of New PSI Common Stock on the over-the-counter and other national markets or exchanges;

- decisions made by securities market regulators that can effect the timing and methods of trading in the New PSI Common Stock;

- the possibility of future proceedings in and adjudications by the Bankruptcy Court;

- although Peregrine has entered into a consent decree with the SEC, the Department of Justice's investigation of Peregrine relating to events preceding Peregrine's bankruptcy remains open. The SEC's and DOJ's investigations of individuals are continuing and may include current and former employees of Peregrine. Peregrine is providing its full cooperation to the SEC and DOJ in their investigations and continues to provide them with documents that may be relevant to their investigations. Although Peregrine is cooperating with these investigations, it does not have access to all the information available to the SEC and the DOJ. It is possible that new information could come to light as a result of the ongoing investigations. The ultimate impact of these investigations on Peregrine's financial condition, results of operations, customer relations and management is uncertain, though Peregrine may face financial penalties and adverse reputational effects depending on the outcome of the investigations; and

- we expect the New PSI Common Stock initially to trade over-the-counter. We are presently unable to predict when or if our securities will be listed on a national securities exchange or quoted on the Nasdaq National Market System. Nasdaq Market Operations will determine the timing and the methods pursuant to which trading in New PSI Common Stock will commence. We advise you to check with your stockbroker to determine when and how trading will take place in the New PSI Common Stock. To the extent that an active trading market develops and persists in Peregrine securities, the prices at which such securities might trade depend upon a number of factors, including industry conditions, the performance of, and investor expectations for, Peregrine post-reorganization and market factors, such as the number of holders who may wish to dispose of their securities to raise funds or recognize losses for tax purposes or otherwise.

In addition, you should also review the discussion of "Forward-Looking Statements" immediately following and be aware of the factors discussed therein and other factors that are described from time to time in reports we file with the SEC.

FORWARD LOOKING STATEMENTS
This communication contains forward-looking statements about Peregrine, including statements regarding (a) the timing of the initial or any interim or final distribution, (b) the number of shares of New PSI Common Stock to which you are entitled, (c) the amount of New PSI Common Stock that you are eligible to receive, (d) the eligibility of New PSI Common Stock for trading on any organized market and the timing and methods by which such any such trading may occur; and (e) the amount of any interest you may have in the Litigation Trust. These statements are based on management's beliefs and certain assumptions, estimates and projections. As a result, such statements are subject to numerous risks and significant uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements.. Consequently, such statements should not be regarded as a representation or warranty by Peregrine that such results will be realized. Peregrine disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, (a) the ability of Peregrine and others to determine the number of shares of New PSI Common Stock to be distributed by Peregrine in its role as the Stock Disbursing Agent on the schedule set forth in the Plan,
(b) the amount of Class 8 Obligations in Peregrine's Chapter 11 proceeding, (c) any election by Peregrine to extend the deadline by which the final distribution of New PSI Common Stock must be made, (d) the effect of any dispute with the Post-Emergence Equity Committee or others regarding the allocation of the Class 9 Reserve, the Class 7/9 Reserve and the Litigation Trust between classes of claimants and interest holders under the Plan on the time when the distribution of New PSI Common Stock by Peregrine in its role as the Stock Disbursing Agent shall occur, (e) the effect of rounding on a holder's Pro Rata share of distributions, (f) the inability of Peregrine to satisfy any applicable requirements for trading of New PSI Common Stock on the over the counter and other national markets or exchanges, (g) decisions made by securities market regulators that can effect the timing and methods of trading in the New PSI Common Stock, (h) the possibility of future proceedings in and adjudications by the Bankruptcy Court, and (i) other factors that are described from time to time in reports we file with the SEC, including, but not limited to risk factors, set forth in the Disclosure Statement in Support of the Fourth Amended Plan of Reorganization, dated May 29, 2003 and attached as Exhibit T3E-1 to the Application for Qualification on Form T-3 Peregrine filed with the SEC on July 7, 2003, the risk factors contained in Form 8-K that Peregrine filed on July 18, 2003 regarding approval of its Plan of Reorganization, and Peregrine's filings with the United States Securities and Exchange Commission.


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